                                                             Exhibit 10.19


                              APPNET SYSTEMS, INC.
                      1998 STOCK OPTION AND INCENTIVE PLAN



                         (AS ADOPTED AUGUST 25, 1998 AND
                   AMENDED AND RESTATED AS OF MARCH 26, 1999)



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                                TABLE OF CONTENTS

                                                                                                               PAGE
1. PURPOSE........................................................................................................1
2. DEFINITIONS....................................................................................................1
3. ADMINISTRATION OF THE PLAN.....................................................................................5
   3.1 BOARD......................................................................................................5
   3.2. COMMITTEE.................................................................................................5
   3.3. GRANTS....................................................................................................6
   3.4. NO LIABILITY..............................................................................................7
4. SHARES SUBJECT TO THE PLAN.....................................................................................7
   4.1. AGGREGATE LIMITATION......................................................................................7
   4.2. APPLICATION OF AGGREGATE LIMITATION.......................................................................7
   4.3. PER-GRANTEE LIMITATION....................................................................................7
5. EFFECTIVE DATE AND TERM OF THE PLAN............................................................................8
   5.1. EFFECTIVE DATE............................................................................................8
   5.2. TERM......................................................................................................8
6. PERMISSIBLE GRANTEES...........................................................................................8
   6.1. EMPLOYEES AND SERVICE PROVIDERS...........................................................................8
   6.2. SUCCESSIVE GRANTS.........................................................................................9
7. LIMITATIONS ON GRANTS OF INCENTIVE STOCK OPTIONS...............................................................9
8. AWARD AGREEMENT................................................................................................9
9. OPTION PRICE...................................................................................................9
10. VESTING, TERM AND EXERCISE OF OPTIONS........................................................................10
   10.1. VESTING AND OPTION PERIOD...............................................................................10
   10.2. TERM....................................................................................................10
   10.3. ACCELERATION............................................................................................10
   10.4. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP FOR A REASON OTHER THAN DEATH OR DISABILITY.............10
   10.5. RIGHTS IN THE EVENT OF DEATH............................................................................11
   10.6. RIGHTS IN THE EVENT OF DISABILITY.......................................................................11
   10.7. LIMITATIONS ON EXERCISE OF OPTION.......................................................................12
   10.8. METHOD OF EXERCISE......................................................................................12
   10.9. RIGHTS AS A STOCKHOLDER; DIVIDEND EQUIVALENTS...........................................................13
   10.10. DELIVERY OF STOCK CERTIFICATES.........................................................................13
11. TRANSFERABILITY OF OPTIONS...................................................................................13
   11.1. GENERAL RULE............................................................................................13
   11.2. FAMILY TRANSFERS........................................................................................14
12. RESTRICTED STOCK.............................................................................................14
   12.1. GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.....................................................14
   12.2. RESTRICTIONS............................................................................................14
   12.3. RESTRICTED STOCK CERTIFICATES...........................................................................15
   12.4. RIGHTS OF HOLDERS OF RESTRICTED STOCK...................................................................15
   12.5. RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.............................................................15

   12.6. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP FOR A REASON OTHER THAN DEATH OR DISABILITY.............16
   12.7. RIGHTS IN THE EVENT OF DEATH............................................................................16
   12.8. RIGHTS IN THE EVENT OF DISABILITY.......................................................................16
   12.9. DELIVERY OF SHARES AND PAYMENT THEREFOR.................................................................17
13. STOCK APPRECIATION RIGHTS....................................................................................17
   13.1. GRANT OF STOCK APPRECIATION RIGHTS......................................................................17
   13.2. NATURE OF STOCK APPRECIATION RIGHTS.....................................................................17
   13.3. TERMS AND CONDITIONS GOVERNING SARS.....................................................................17
14. PARACHUTE LIMITATIONS........................................................................................18
15. REQUIREMENTS OF LAW..........................................................................................18
   15.1. GENERAL.................................................................................................18
16. AMENDMENT AND TERMINATION OF THE PLAN........................................................................19
17. EFFECT OF CHANGES IN CAPITALIZATION..........................................................................20
   17.1. CHANGES IN STOCK........................................................................................20
   17.2. REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK.........................................................20
   17.3. CHANGE OF CONTROL.......................................................................................21
   17.4. ADJUSTMENTS.............................................................................................21
   17.5. NO LIMITATIONS ON COMPANY...............................................................................22
18. DISCLAIMER OF RIGHTS.........................................................................................22
19. NONEXCLUSIVITY OF THE PLAN...................................................................................22
20. WITHHOLDING TAXES............................................................................................23
21. CAPTIONS.....................................................................................................23
22. OTHER PROVISIONS.............................................................................................23
23. NUMBER AND GENDER............................................................................................23
24. SEVERABILITY.................................................................................................24
25. POOLING......................................................................................................24
26. GOVERNING LAW................................................................................................24

                              APPNET SYSTEMS, INC.

                      1998 STOCK OPTION AND INCENTIVE PLAN


         AppNet Systems, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 1998 Stock Option and Incentive Plan (the "Plan") as follows:

1.       PURPOSE

         The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stocks, restricted stock units and stock appreciation rights in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors shall in all cases be non-qualified stock options.

2.       DEFINITIONS

         For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

         2.1. "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

         2.2. "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement, stock appreciation right agreement of other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

         2.3. "Benefit Arrangement" shall have the meaning set forth in SECTION 14 hereof.

         2.4. "Board" means the Board of Directors of the Company.

         2.5. "Change of Control" shall mean any of the following:

         (a) any "person" or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (other than the Company, its affiliates, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any entity, owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of Stock by the Company) becomes (other than solely by reason of a repurchase of shares of Stock of the Company), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the total number of votes that may be cast for the election of directors of the Company;

         (b) there occurs any sale of all or substantially all of the assets of the Company;

         (c) within eighteen months after a tender offer or exchange offer for voting securities of the Company (other than by the Company) individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board;

         (d) proxies are solicited for voting securities of the Company by persons other than the Company or its Board and, within eighteen months thereafter, individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board;

         (e) "Change in Control" shall not include a change in legal domicile or any sale, reorganization, compromise or arrangement or other transaction which the Board determines, in its discretion acting in good faith, to be effected in order to change the legal domicile of the Company or the holding company of the Company's group of companies and which leaves control of the Company substantially unaffected or control of the holding company in the same shareholders as control of the Company prior to such transaction.

         2.6. "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.7. "Committee" means a committee of, and designated from time to time by resolution of, the Board.

         2.8. "Company" means AppNet Systems, Inc.

         2.9. "Effective Date" means the date designated by the Board in its resolution adopting the Plan.

         2.10. "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

         2.11. "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date of the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the Nasdaq National Market, or are publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the opening price of the shares of Stock on such exchange or in such market (the highest such opening price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported opening price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of shares of Stock are reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the shares of Stock as determined by the Board in good faith.

         2.12. "Good Reason" means (i) any proposed reduction in a Grantee's base salary (provided that the base salary may be reduced by up to 10% due to a reduction in compensation generally applicable to executive officers of the Company); (ii) a substantial reduction of a Grantee's responsibilities or areas of supervision within the Company, or (iii) relocation of a Grantee's office outside the metropolitan area in which the office of the Grantee was located immediately prior to the Change in Control (provided that temporary assignments made for the good of the business of the Company do not constitute such a move of office location).

         2.13. "Grant" means an award of an Option, Restricted Stock, Restricted Stock Unit or Stock Appreciation Right under the Plan.

         2.14. "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under SECTION 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

         2.15. "Grantee" means a person who receives or holds an Option, Restricted Stock, Restricted Stock Unit or Stock Appreciation Right under the Plan.

         2.16. "Immediate Family Members" means the spouse, children and grandchildren of the Grantee.

         2.17. "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

         2.18. "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

         2.19. "Option Period" means the period during which Options may be exercised as set forth in SECTION 10 hereof.

         2.20. "Option Price" means the purchase price for each share of Stock subject to an Option.

         2.21. "Other Agreement" shall have the meaning set forth in SECTION 14 hereof.

         2.22. "Outside Director" means a member who is not an officer or employee of the Company.

         2.23. "Plan" means this AppNet Systems, Inc. 1998 Stock Option and Incentive Plan, as amended and restated from time to time.

         2.24. "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to SECTION 12.2 hereof.

         2.25. "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to SECTION 12 hereof, that are subject to restrictions and to a risk of forfeiture.

         2.26. "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to SECTION 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

         2.27. "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

         2.28. "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
SECTION 6 hereof.

         2.29. "Stock" means common stock, par value $0.0005 per share, of the Company.

         2.30. "Stock Appreciation Right" or "SAR" means a right granted to a Grantee pursuant to the provisions of SECTION 13 hereof.

         2.31. "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

         2.32. "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in SECTION 10.2 hereof.

3.       ADMINISTRATION OF THE PLAN

         3.1      BOARD.

         The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's Certificate of Incorporation and bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's Certificate of Incorporation and bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

         3.2.     COMMITTEE.

         The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in

SECTION 3.1 hereof and in other applicable provisions, as the Board shall determine, consistent with the Certificate of Incorporation and bylaws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate the authority delegated to it under the Plan to a member of the Board of Directors or an executive officer of the Company.

         3.3.     GRANTS.

         Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing a Grant, (vi) to make Grants alone, in addition to, in tandem with, or in substitution or exchange for any other Grant or any other award granted under another plan of the Company or a Subsidiary, and (vii) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. The terms and conditions imposed by the Board with respect to the vesting, exercise or forfeiture of a Grant may, without limitation, include performance-based conditions relating to the trading price of shares of Stock, market share, sales, revenue growth, cost reduction, earnings per share and return on equity. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.

         3.4.     NO LIABILITY.

         No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.       SHARES SUBJECT TO THE PLAN

         4.1.     AGGREGATE LIMITATION.

         Subject to adjustment as provided in SECTION 17 hereof, the aggregate number of shares of Stock available for issuance under the Plan pursuant to Incentive Stock Options or other Grants shall be four million five hundred thousand (4,500,000). Shares of Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any shares of Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

         4.2.     APPLICATION OF AGGREGATE LIMITATION.

         The limitation contained in SECTION 4.1 shall apply not only to Grants that are settleable by the delivery of shares of Stock but also to Grants relating to shares of Stock but settleable only in cash (such as cash-only
SARs). The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with a Grant.

         4.3.     PER-GRANTEE LIMITATION.

         During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

         (i) no person eligible for a Grant under SECTION 6 hereof may be awarded Options in any calendar year exercisable for greater than one hundred thousand (100,000) shares of Stock (subject to adjustment as provided in SECTION 17 hereof);

         (ii) the maximum number of shares of Restricted Stock that can be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under SECTION 12 hereof is one hundred thousand (100,000) per calendar year (subject to adjustment as provided in SECTION 17 hereof); and

         (iii) the maximum number of shares of Stock that can be the subject of SARs awarded to any Grantee under SECTION 13 hereof is one hundred thousand (100,000) per calendar year (subject to adjustment as provided in SECTION 17 hereof).

5.       EFFECTIVE DATE AND TERM OF THE PLAN

         5.1.     EFFECTIVE DATE.

         The Plan shall be effective as of the Effective Date, subject to approval of the Plan, within one year before or after the date upon which the Plan was adopted by the Board, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote or by the written consent of the holders of a majority of the Company's shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within the time period set forth above, any Grants made hereunder shall be null and void and of no effect.

         5.2.     TERM.

         The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after August 25, 2008.

6.       PERMISSIBLE GRANTEES

         6.1.     EMPLOYEES AND SERVICE PROVIDERS.

         Subject to the provisions of SECTION 7, Grants may be made under the Plan to any employee of, or Service Provider or employee of a Service Provider providing, or who has provided, services to, the Company or any Subsidiary, including any such employee who is an officer or director of the Company, including an Outside Director, or of any Subsidiary, and any other individual whose participation in the Plan is determined by the

Board to be in the best interests of the Company, as the Board shall determine and designate from time to time.

         6.2.     SUCCESSIVE GRANTS.

         An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.       LIMITATIONS ON GRANTS OF INCENTIVE STOCK OPTIONS

         An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.       AWARD AGREEMENT

         Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified Stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified Stock options.

9.       OPTION PRICE

         The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of an Incentive Stock Option shall be the Fair Market Value on the date of grant of a share of Stock; PROVIDED, HOWEVER, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the date of grant. In no case shall the Option Price of any Option be less than the par value of a share.

10.      VESTING, TERM AND EXERCISE OF OPTIONS

         10.1.    VESTING AND OPTION PERIOD.

         Subject to SECTIONS 10.2 and 17 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this SECTION 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

         10.2.    TERM.

         Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); PROVIDED, HOWEVER, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its date of grant.

         10.3.    ACCELERATION.

         Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date of the Plan is approved by the shareholders of the Company as provided in SECTION 5.1 hereof.

         10.4. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP FOR A REASON OTHER THAN DEATH OR DISABILITY.

         Subject to SECTION 16, upon the termination of a Grantee's employment or other relationship with the Company and its Subsidiaries other than by reason of death, or

"permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of SECTION 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of SECTION 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday), subject to earlier termination of the Option as provided in SECTION 10.2 above, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company, a Subsidiary or a Service Provider, or is engaged as a Service Provider or an Outside Director of the Company or a Subsidiary. Whether a termination of a Grantee's employment or other relationship with the Company and its Subsidiaries shall have occurred shall be determined by the Board, which determination shall be final and conclusive.

         10.5.    RIGHTS IN THE EVENT OF DEATH.

         If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee that have not previously terminated shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to SECTION
10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

         10.6.    RIGHTS IN THE EVENT OF DISABILITY.

         Subject to SECTION 16, if a Grantee's employment or other relationship with the Company is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or, in the case of an Option that is not an Incentive Stock Option, such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in SECTION 10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board which determination shall be final and conclusive.

         10.7.    LIMITATIONS ON EXERCISE OF OPTION.

         Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in SECTION 17 hereof which results in termination of the Option.

         10.8.    METHOD OF EXERCISE.

         An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares of Stock or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares of Stock available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by law, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice is accompanied by delivery of an unconditional and irrevocable undertaking by a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option to deliver promptly to the Corporation sufficient funds to pay the Option Price and directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

         10.9.    RIGHTS AS A STOCKHOLDER; DIVIDEND EQUIVALENTS.

         Unless otherwise stated in the applicable Stock Option Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in SECTION 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance. However, the Board may, on such conditions as it deems appropriate, provide that a Grantee will receive a benefit in lieu of cash dividends that would have been payable on any or all shares of Stock subject to the Grant had such shares of Stock been outstanding. Without limitation, the Board may provide for payment to the Grantee of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Grantee.

         10.10.   DELIVERY OF STOCK CERTIFICATES.

         Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.      TRANSFERABILITY OF OPTIONS.

         11.1.    GENERAL RULE.

         Except as provided in SECTION 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in SECTION 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

         11.2.    FAMILY TRANSFERS.

         If authorized in the applicable Award Agreement, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership or limited liability company in which Immediate Family Members are the only partners or members, provided that
(x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this SECTION 11.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of SECTION 11.2 hereof the term "Grantee" shall be deemed to refer to the transferee. The events of termination of the employment or other relationship of SECTION 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent and for the periods specified in SECTIONS 10.4,
10.5 or 10.6.

12.      RESTRICTED STOCK

         12.1. GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.

         The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under SECTION 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

         12.2.    RESTRICTIONS.

         At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board by not later than the ninetieth day of the period of service to which such performance objectives relate and while the outcome is substantially uncertain. Performance objectives may be based on share price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the fourth sentence of this SECTION 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

         12.3.    RESTRICTED STOCK CERTIFICATES.

         The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse.

         12.4.    RIGHTS OF HOLDERS OF RESTRICTED STOCK.

         Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Stock and the right to receive any dividends declared or paid with respect to such shares of Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

         12.5.    RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.

         Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as shareholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding shares of Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the shares of Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

         12.6. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP FOR A REASON OTHER THAN DEATH OR DISABILITY.

         Upon the termination of a Grantee's employment or other relationship with the Company and its Subsidiaries, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Grantee's employment or other relationship with the Company and its Subsidiaries shall have occurred shall be determined by the Board, which determination shall be final and conclusive.

         12.7.    RIGHTS IN THE EVENT OF DEATH.

         If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death unless the Board provided otherwise in the Award Agreement relating to such Restricted Stock or Restricted Stock Units. Upon such vesting, the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estates.

         12.8.    RIGHTS IN THE EVENT OF DISABILITY.

         If a Grantee's employment or other relationship with the Company or a Service Provider, or while serving as a Service Provider, is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's then unvested Restricted Stock or Restricted Stock Units shall be fully vested. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

         12.9.    DELIVERY OF SHARES AND PAYMENT THEREFOR.

         Upon the expiration of termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Stock or Restricted Stock Units shall lapse, and upon payment by the Grantee to the Company, in cash or by check, of the greater of
(i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or Restricted Stock Units, a certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

13.      STOCK APPRECIATION RIGHTS

         13.1.    GRANT OF STOCK APPRECIATION RIGHTS.

         The Board may from time to time grant SARs to persons eligible to receive grants under SECTION 6 hereof, subject to the provisions of this Section and to such restrictions, conditions and other terms as the Board may determine.

         13.2.    NATURE OF STOCK APPRECIATION RIGHTS.

         An SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. Unless the Board provides otherwise in the Award Agreement, the grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant.

         13.3.    TERMS AND CONDITIONS GOVERNING SARS.

         The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which and the circumstances under which an SAR shall cease to be exercisable, the method of exercise, method of settlement, form of consideration payable in settlement, whether or not an SAR shall be in tandem or in combination with any other Grant, and any other terms and conditions of any SAR.

14.      PARACHUTE LIMITATIONS

         Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock, Restricted Stock Unit or SARs held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") AND (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause
(ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15.      REQUIREMENTS OF LAW

         15.1.    GENERAL.

         The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares of Stock would constitute a violation by the Grantee, any other person exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Grantee or any other person exercising a right emanating from such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any Restricted Stock or shares of Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares of Stock unless the Board has received evidence satisfactory to it that the Grantee may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or an SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; PROVIDED, HOWEVER, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this SECTION 16 or
SECTION 17 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17.      EFFECT OF CHANGES IN CAPITALIZATION

         17.1.    CHANGES IN STOCK.

         Subject to SECTION 17.2, in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, spin-off, split-up, share combination or other change in the corporate structure of the Company affecting the shares of Stock, (a) such adjustment may be made in the number and class of shares of Stock which may be delivered under SECTION 4 hereof and the Grant limits under SECTION 4 hereof, and in the number and class of and/or price of shares of Stock subject to outstanding Grants as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of existing rights; and (b) the Board, or, if another legal entity assumes the obligations of the Company hereunder, the board of directors, compensation committee or similar body of such other legal entity, shall either (i) make appropriate provision for the protection of outstanding Grants by the substitution on an equitable basis of appropriate equity interests or awards similar to the Grants, provided that the substitution neither enlarges nor diminishes the value and rights under the Grants or (ii) upon written notice to the Grantees, provide that Grants will be exercised, distributed, canceled or exchanged for value pursuant to such terms and conditions (including the waiver of any existing terms or conditions) as shall be specified in the notice. Any adjustment or an Incentive Stock Option under this paragraph shall be made in such a manner so as not to constitute a "modification" within the meaning of
Section 424(h)(3) of the Code. The conversion of any convertible securities of the Company shall not be treated as change in the corporate structure of the company affecting the shares of Stock. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

         17.2.    REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK.

         Upon the dissolution of liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert), owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company, (i) all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

         17.3.    CHANGE OF CONTROL.

         Upon the termination of a Grantee's employment or other relationship with the Company and its Subsidiaries by the Company or by the Grantee for Good Reason, at any time on, or within two years after, the occurrence of a Change of Control, all Options held by such Grantee that have not previously terminated shall become immediately exercisable and shall remain exercisable for a period of 90 days.

         17.4.    ADJUSTMENTS.

         Adjustments under this SECTION 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

         17.5.    NO LIMITATIONS ON COMPANY.

         The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganization, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option or SAR except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option or SAR.

19.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

20.      WITHHOLDING TAXES

         The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse restrictions applicable to Restricted Stock or Restricted Stock Units or upon the exercise of an Option or SAR. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate fair market value equal to such withholding obligations. The fair market value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this SECTION 20 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

21.      CAPTIONS

         The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

22.      OTHER PROVISIONS

         Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

23.      NUMBER AND GENDER

         With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.      SEVERABILITY

         If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25.      POOLING

         Notwithstanding anything in the Plan to the contrary, if any right under or feature of the Plan would cause to be ineligible for pooling of interest accounting a transaction that would, but for the right or feature hereunder, be eligible for such accounting treatment, the Board may modify or adjust the right or feature so that the transaction will be eligible for pooling of interest accounting. Such modification or adjustment may include payment of cash or issuance to a Grantee of shares of Stock having a Fair Market Value equal to the cash value of such right or feature.

26.      GOVERNING LAW

         The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

                                      * * *

         This Plan was duly adopted and approved by the Board of Directors of the Company as of the 26th day of March, 1999.


                                           /S/
                                              -------------------------------


         The Plan was duly approved by the shareholders of the Company on the 26th day of March, 1999.


                                           /S/
                                              -------------------------------